UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

October 27, 2025

Date of Report (date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

DE	0-21272	77-0228183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, CA 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On October 27, 2025, Sanmina Corporation (the “Company”) issued a press release announcing the completion of the previously announced acquisition of ZT Group Int’l, Inc. pursuant to that certain Equity Purchase Agreement, dated May 18, 2025.

A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information furnished under Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference herein or in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description

99.1	Press Release issued by Sanmina Corporation on October 27, 2025

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANMINA CORPORATION

By:	/s/ Jonathan Faust
Jonathan Faust
Executive Vice President and Chief Financial Officer

Date: October 27, 2025